Tortoise North American Pipeline Fund
NYSE Arca: TPYP
A series of Montage Managers Trust

Supplement dated December 9, 2016 to the Fund’s Currently Effective
Prospectus, Summary Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus, Summary Prospectus, and Statement of Additional Information for the Fund and should be read in conjunction with those documents.

The Board of Trustees of Montage Managers Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (“Reorganization”) of the Tortoise North American Pipeline Fund (the “Acquired Fund”) into a newly-created, separate series of Managed Portfolio Series, also called the Tortoise North American Pipeline Fund (the “Acquiring Fund”).

The Acquiring Fund has the same investment objective, strategies, risks and policies as the Acquired Fund, and will be operated in the same manner.  Tortoise Index Solutions, LLC will continue to serve as the investment adviser to the Acquiring Fund, the Acquiring Fund will continue to seek to track the same index, the Tortoise North American Pipeline Index, and the Acquiring Fund will have the same unitary fee structure as the Acquired Fund.

Pursuant to the Agreement, all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their Acquired Fund shares held immediately prior to the Reorganization. The Reorganization is expected to be a tax-free transaction.

The Reorganization is subject to shareholder approval and other conditions. Shareholders of record of the Acquired Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved by shareholders, the Reorganization is expected to close in March of 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.